BankUnited, Inc. November 2017

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. BankUnited generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “projects,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company or the Company’s current plans, estimates and expectations. The inclusion of any forward-looking information regarding BankUnited should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU’s operations, financial results, financial condition, business prospects, growth, strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BankUnited does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements including, but not limited to, the risk factors described in the most recent Annual Report on Form 10-K of BKU and in the subsequent Quarterly Reports on Form 10-Q of BKU, filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (www.sec.gov). This presentation shall not constitute an offer or solicitation in connection with any securities. Forward-Looking Statements

Nimble regional bank evidenced by talent acquisition, infrastructure investment, streamlined decision making processes, and strategic capital deployment The BankUnited Strategy Growth one relationship at a time, generated by lenders experienced in market, supported by a strong credit culture Diversification in asset classes, funding sources and geography Traditional commercial bank built on core competencies and a management team with a proven track record in our businesses and geographies 3 Who We Are NOT Who We Are Not a community bank with limited balance sheet or a universal bank with low-touch or remote decision making Not driving growth through bulk loan purchases, participations or leveraged acquisitions Not highly concentrated in limited number of asset classes Not expanding into higher risk businesses such as sub-prime lending, credit cards, HELOCs, student loans

Overview of BankUnited

BankUnited

Company Snapshot as of September 30, 2017

- $29.6 billion of assets
- $21.2 billion of loans and leases, including equipment under operating lease
  - Non-covered loans and leases, including equipment under operating lease, grew by $384 million and $1.3 billion during the three and nine months ended September 30, 2017, respectively
- $21.2 billion deposit portfolio
- Net income of $67.8 million, or $0.62 per diluted common share, for the quarter ended September 30, 2017



NY
CT
New York
Melville
NJ
Orlando
Lakeland
Clearwater
Tampa
St. Petersburg
FLORIDA
Sarasota
Port St. Lucie
Fort Myers
West Palm Beach
Boca Raton
Naples
Fort Lauderdale
Hollywood
Miami

4

5 We are nearing the end of our Shared-Loss Agreement with the FDIC • Estimated impact from loss share earnings to tangible book value (as of September 30, 2017) • $204 million from loss share earnings is estimated to be added to tangible book value through May 21, 2019, the expected termination date of the Shared-Loss Agreement. • Changes in these estimates could result from (i) changes in actual or expected prices on covered loan sales, (ii) variability in actual or expected cash flows from non-sale resolutions, and (iii) changes in estimated timing of expected cash flows. • The combined yield on the covered loans and the FDIC indemnification asset is expected to increase in the future. • The amount of Loss Share Earnings recognized by quarter is expected to be higher for quarters near the end of the term of the Shared Loss Agreement. • Our underlying assumption is that the Shared Loss Agreement will terminate and the remaining covered assets will be sold on or shortly before May 21, 2019. Interest income (accretion) on covered loans, net of amortization of the FDIC indemnification asset (referred to in this presentation as “Loss Share Earnings”) has augmented and will continue to augment growth in our tangible book value (“TBV”). Future estimated accretion on covered loans $511 million Future estimated amortization of the indemnification asset ($174 million) Net cumulative impact on future pre-tax earnings $337 million Net cumulative impact on future after-tax earnings (assuming 39.5% marginal tax rate) $204 million

6 Marginal tax rate assumed to be 39.5%. Estimated Future Contribution of Loss Share Earnings to Book Value Per Share $24.56 $2.89 ($0.98) $26.47 $15.00 $20.00 $25.00 $30.00 BVPS at 9/30/17 Estimated Future Accretion, After-Tax Estimated Future Amortization of the FDIC Indemnification Asset, After-Tax BVPS - Pro Forma

7 Marginal tax rate assumed to be 39.5%. Tangible book value per share is a non-GAAP financial measure. See non-GAAP disclosure on page 20. Estimated Future Contribution of Loss Share Earnings to Tangible Book Value Per Share $23.83 $2.89 ($0.98) $25.74 $15.00 $20.00 $25.00 $30.00 TBVPS at 9/30/17 Estimated Future Accretion, After-Tax Estimated Future Amortization of the FDIC Indemnification Asset, After-Tax TBVPS - Pro Forma

Tangible Book Value Per Share Has Grown Steadily Over Time 8 $18.41 $18.80 $19.14 $19.39 $19.52 $19.80 $19.98 $20.59 $20.90 $20.99 $21.63 $22.04 $22.47 $22.98 $23.44 $23.83 $10 $15 $20 $25 $30 Tangible book value per share is a non-GAAP financial measure. See non-GAAP disclosure on page 20.

Impact of Loss Share Contribution (1) on EPS $0.24 $0.24 $0.32 $0.33 $0.37 $0.37 $0.32 $0.46 $0.44 $0.47 $0.50 $0.20 $0.19 $0.18 $0.19 $0.14 $0.15 $0.15 $0.13 $0.13 $0.13 $0.12 $0.44 $0.43 $0.50 $0.52 $0.51 $0.52 $0.47 $0.59 $0.57 $0.60 $0.62 $0.00 $0.25 $0.50 $0.75 EPS, non-Loss Share EPS, Loss Share %EPS, LS Contribution 45% 44% 36% 37% 27% 29% 32% 22% 23% 22% 19% (1) Loss Share Contribution is defined as the excess of Loss Share Earnings over the hypothetical amount of interest income that could have been earned if the average balance of covered loans and the indemnification asset were instead assumed to be invested in securities at the weighted average yield earned on the Company’s investment securities portfolio as reported for each respective quarter, net of related income taxes. See pages 17 and 18 for supporting calculations. (2) See Page 19 for details of the calculation of EPS, Loss Share and EPS, non-Loss Share. 9 35% 2016Y y-o-y growth of EPS, non-loss share 24% 2017YTD y-o-y growth of EPS, non-loss share (annualized) (2) (2)

10 We are focused on long-term, sustainable earnings growth. Looking Ahead • We have built a diversified, yet focused, regional commercial bank. • Year-over-year net income and earnings per share, excluding Loss Share Contribution, have exhibited double digit growth. • We expect continued double digit annual growth in both loans and deposits.

Diversified Loan & Lease Portfolio 11 G eograph ic M ix Portfo lio M ix December 31, 2010 As of September 30, 2017 As of December 31, 2010 National 3% Florida 97% Florida 36% New York 30% National 34% MF & CRE 2% Resi 2% Covered Loans 51% FDIC Asset 40% Comm Lend Subs <1% C&I 3% Other <1% MF & CRE 36% Resi 18% Covered Loans 3% FDIC Asset 2% Comm Lend Subs 14% C&I 18% OO CRE 9%

Non-Covered Loan and Lease Portfolio $ in millions 12 (1) We refer to our three commercial finance subsidiaries, our mortgage warehouse lending operations, small business finance and our residential loan purchase program as national platforms. (2) Includes equipment under operating lease. $4,997 $5,226 $5,451 $5,837 $6,243 $6,393 $6,593 $7,007 $7,271 $4,863 $5,486 $5,760 $6,133 $6,259 $6,365 $6,258 $6,393 $6,290 $5,119 $5,599 $5,617 $6,012 $6,387 $6,563 $6,590 $6,877 $7,100 $14,979 $16,311 $16,828 $17,982 $18,889 $19,321 $19,441 $20,277 $20,661 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 Sep 15 Dec 15 Mar 16 Jun 16 Sep 16 Dec 16 Mar 17 Jun 17 Sep 17 Florida New York National (1)(2)

National Commercial Portfolio $ in millions 13 (1) Figures include equipment under operating lease. $833 $970 $956 $971 $1,041 $1,086 $1,146 $1,159 $1,155 $422 $440 $463 $456 $462 $427 $440 $423 $422 $959 $1,086 $1,151 $1,201 $1,312 $1,318 $1,323 $1,431 $1,394 $106 $82 $99 $282 $336 $322 $201 $339 $465 $183 $198 $206 $220 $213 $225 $226 $226 $235 $2,503 $2,776 $2,875 $3,130 $3,364 $3,378 $3,336 $3,578 $3,671 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Sep 15 Dec 15 Mar 16 Jun 16 Sep 16 Dec 16 Mar 17 Jun 17 Sep 17 BFG Transportation(1) BFG Franchise Pinnacle Mortgage Warehouse Small Business Finance

14 Cost of Deposits 0.61% 0.62% 0.63% 0.66% 0.67% 0.69% 0.72% 0.79% 0.87% Non- interest Demand Interest Checking Money Market / Savings Time Steadily Growing Deposit Base $ in millions $4,551 $4,608 $5,023 $5,496 $5,854 $5,756 $5,917 $6,127 $6,334 $7,261 $8,288 $8,167 $8,320 $8,516 $9,252 $9,299 $10,071 $9,964 $1,363 $1,168 $1,373 $1,429 $1,484 $1,523 $1,635 $1,558 $1,829 $2,723 $2,875 $2,951 $2,987 $2,982 $2,960 $3,073 $3,022 $3,096 $15,898 $16,939 $17,514 $18,232 $18,836 $19,491 $19,924 $20,778 $21,223 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 Sep 15 Dec 15 Mar 16 Jun 16 Sep 16 Dec 16 Mar 17 Jun 17 Sep 17

Asset Quality 15 Source: SNL Financial. Financial data as of most recent quarter available. Similarly sized banks include median values for publicly traded U.S. banks with assets between $10-50 bn. (1) NPA ratio calculated as non-covered NPAs as a percentage of total assets. NPA Ratio (1) 1.24% 0.88% 0.95% 0.76% 0.64% 0.16% 0.17% 0.26% 0.51% 0.69% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Dec 13 Dec 14 Dec 15 Dec 16 Sep 17 Peers BKU BKU Taxi Net Charge-off Ratio 0.06% 0.33% 0.34% 0.08% 0.09% 0.13% 0.40% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% Dec 13 Dec 14 Dec 15 Dec 16 Sep 17 Taxi Medallion Other

Appendix

Loss Share Contribution
EPS Contribution Calculations

BankUnited

Loss Share Contribution is a hypothetical presentation of the impact of the covered loans and FDIC indemnification asset on earnings for each respective quarter, reflecting the excess of Loss Share Earnings over hypothetical interest income that could have been earned on alternative assets.

($ in millions, except per share data)	Quarter Ended					Quarter Ended					Quarter Ended		
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	2015FY	3/31/2016	6/30/2016	9/30/2016	12/31/2016	2016FY	3/31/2017	6/30/2017	9/30/2017
	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)			(2)	(2)
Net Income As Reported (3)	$ 46.5	$ 46.6	$ 53.8	$ 56.3	$ 203.1	$ 54.9	$ 56.7	$ 50.8	$ 63.3	$ 225.7	$ 62.3	$ 66.4	$ 67.8
Calculation of Loss Share Contribution:													
Interest Income - Covered Loans (Accretion)	$69.6	$72.0	$71.6	$78.5	$291.7	$75.8	$76.4	$74.5	$75.0	$301.6	$75.2	$76.6	$73.5
Amortization of FDIC Indemnification Asset	(22.0)	(26.5)	(28.4)	(32.5)	(109.4)	(39.7)	(38.1)	(39.0)	(43.4)	(160.1)	(44.5)	(45.7)	(45.2)
Loss Share Earnings	47.6	45.6	43.2	45.9	182.3	36.1	38.3	35.5	31.6	141.5	30.7	30.9	28.2
Hypothetical interest income on alternate assets (1)	(12.7)	(10.9)	(11.4)	(11.1)	(46.0)	(10.4)	(9.9)	(9.3)	(8.5)	(38.2)	(8.2)	(7.5)	(7.2)
Loss Share Contribution, pre-tax	35.0	34.7	31.8	34.8	136.3	25.7	28.5	26.2	23.0	103.3	22.5	23.4	21.1
Income taxes, at 39.5% marginal rate	(13.8)	(13.7)	(12.6)	(13.8)	(53.8)	(10.1)	(11.2)	(10.3)	(9.1)	(40.8)	(8.9)	(9.2)	(8.3)
Loss Share Contribution, after tax	**$21.1**	**$21.0**	**$19.3**	**$21.1**	**$82.4**	**$15.5**	**$17.2**	**$15.8**	**$13.9**	**$62.5**	**$13.6**	**$14.2**	**$12.8**
Net Income as reported, minus Loss Share Contribution	$ 25.3	$ 25.7	$ 34.5	$ 35.2	$ 120.7	$ 39.3	$ 39.5	$ 35.0	$ 49.4	$ 163.2	$ 48.7	$ 52.2	$ 55.0
Diluted Earnings Per Share - Loss Share Contribution	$0.20	$0.19	$0.18	$0.19	$0.77	$0.14	$0.16	$0.14	$0.13	$0.58	$0.13	$0.13	$0.12
Diluted Earnings Per Share, non-loss share	0.24	0.24	0.32	0.33	1.13	0.37	0.36	0.33	0.46	1.51	0.44	0.47	0.50
Fully Diluted Earnings Per Share, as Reported (3)	$ 0.44	$ 0.43	$ 0.50	$ 0.52	$ 1.90	$ 0.51	$ 0.52	$ 0.47	$ 0.59	$ 2.09	$ 0.57	$ 0.60	$ 0.62

(1) See Page 18 for calculation of these amounts and underlying assumptions.
(2) Calculation variances of $0.1 million in the table above are due to rounding.
(3) Net income and Diluted earnings per common share for the three months ended September 30, 2015 and fiscal year 2015 are net of non-GAAP adjustments to remove a discrete income tax benefit and related professional fees recognized in those periods. See separate non-GAAP disclosure for this item on page 21.

17

Calculation of Hypothetical Interest Income on Alternate Assets

BankUnited

The hypothetical interest income calculated below reflects the estimated income that may have been earned if the average balance of covered loans and the FDIC indemnification asset were liquidated and the proceeds assumed to be invested in securities at the weighted average yield on the Company's investment securities portfolio as reported for each respective quarter. Historically, cash received from the repayment, sale, or other resolution of covered loans and cash payments received from the FDIC under the terms of the Shared Loss Agreement have generally been reinvested in non-covered loans or investment securities. There is no assurance that the hypothetical results illustrated below would have been achieved if the covered loans and FDIC indemnification asset had been liquidated and proceeds reinvested in the respective quarters.

($ in millions)	Quarter Ended				Quarter Ended				Quarter Ended		
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Average balance of assets reported [(1)]											
Covered loans	$1,016	$952	$885	$832	$788	$741	$693	$642	$596	$553	$533
FDIC Indemnification Asset	944	886	829	769	712	659	608	549	488	433	378
Total	$1,960	$1,839	$1,714	$1,601	$1,500	$1,400	$1,301	$1,191	$1,084	$986	$911
Yield applied [(2)]	**2.59%**	**2.37%**	**2.65%**	**2.77%**	**2.78%**	**2.82%**	**2.87%**	**2.87%**	**3.01%**	**3.05%**	**3.14%**
Hypothetical interest income on alternate assets	**$12.7**	**$10.9**	**$11.4**	**$11.1**	**$10.4**	**$9.9**	**$9.3**	**$8.5**	**$8.2**	**$7.5**	**$7.2**

(1) Calculated as the simple average of beginning and ending balances reported for each period.
(2) The weighted average yield on the Company's investment securities as reported for the applicable quarter.

18

Reconciliation of Non-GAAP Measures

BankUnited

Net income and diluted earnings per common share, in each case excluding the impact of Loss Share Contribution, as defined on page 9, are non-GAAP financial measures. Management believes disclosure of these measures provides readers with information that may be useful in understanding the impact of the covered loans and FDIC indemnification asset on the Company's earnings. The following table reconciles these non-GAAP financial measurements to the comparable GAAP financial measurements of net income and diluted earnings per common share for the periods indicated.

($ in millions, except per share data; Shares in thousands)	Quarter Ended					Quarter Ended					Quarter Ended		
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	2015FY	3/31/2016	6/30/2016	9/30/2016	12/31/2016	2016FY	3/31/2017	6/30/2017	9/30/2017
	(2)	(2)				(2)	(3)	(3)					
Net Income (GAAP) (1)	$ 46.5	$ 46.6	$ 53.8	$ 56.3	$ 203.1	$ 54.9	$ 56.7	$ 50.8	$ 63.3	$ 225.7	$ 62.3	$ 66.4	$ 67.8
Less Loss Share Contribution	(21.1)	(21.0)	(19.3)	(21.1)	(82.4)	(15.5)	(17.2)	(15.8)	(13.9)	(62.5)	(13.6)	(14.2)	(12.8)
Net Income as reported, minus Loss Share Contribution (non-GAAP)	$ 25.3	$ 25.7	$ 34.5	$ 35.2	$ 120.7	$ 39.3	$ 39.5	$ 35.0	$ 49.4	$ 163.2	$ 48.7	$ 52.2	$ 55.0
Diluted earnings per common share, excluding Loss Share Contribution:													
Diluted earnings per common share (GAAP) (1)	$ 0.44	$ 0.43	$ 0.50	$ 0.52	$1.90	$ 0.51	0.52	$ 0.47	$ 0.59	$ 2.09	$ 0.57	$ 0.60	$ 0.62
Less: Net impact on diluted earnings per common share of Loss Share Contribution (non-GAAP)	(0.20)	(0.19)	(0.18)	(0.19)	(0.77)	(0.14)	(0.15)	(0.15)	(0.13)	(0.58)	(0.13)	(0.13)	(0.12)
Diluted earnings per common share, excluding the impact Loss Share Contribution (non-GAAP)	$ 0.24	$ 0.24	$ 0.32	$ 0.33	$ 1.13	$ 0.37	$ 0.37	$ 0.32	$ 0.46	$ 1.51	$ 0.44	$ 0.47	$ 0.50
Impact on diluted earnings per common share of Loss Share Contribution:													
Loss Share Contribution	$ 21.1	$ 21.0	$ 19.3	$ 21.1	$ 82.4	$ 15.5	$ 17.2	$ 15.8	$ 13.9	$ 62.5	$ 13.6	$ 14.2	$ 12.8
Weighted average shares for diluted earnings per share (GAAP)	101,834	103,133	103,317	103,451	102,972	103,552	103,732	103,561	103,779	103,656	105,378	103,138	106,073
Impact on diluted earnings per common share of Loss Share Contribution (non-GAAP)	0.21	0.20	0.19	0.20	0.80	0.15	0.17	0.15	0.13	0.60	0.13	0.14	0.12
Impact on diluted earnings per common share of Loss Share Contribution:													
Loss Share Contribution, net of tax, allocated to participating securities	(0.8)	(0.8)	(0.8)	(0.8)	(3.3)	(0.7)	(0.7)	(0.6)	(0.5)	(2.5)	(0.5)	(0.5)	(0.5)
Weighted average shares for diluted earnings per share (GAAP)	101,834	103,133	103,317	103,451	102,972	103,552	103,732	103,561	103,779	103,656	105,378	103,138	106,073
Impact on diluted earnings per common share of Loss Share Contribution allocated to participating securities (non-GAAP)	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	(0.01)	-	(0.02)	-	(0.01)	-
Net impact on diluted earnings per share of Loss Share Contribution (non-GAAP)	$ 0.20	$ 0.19	$ 0.18	$ 0.19	$ 0.77	$ 0.14	$ 0.15	$ 0.15	$ 0.13	$ 0.58	$ 0.13	$ 0.13	$ 0.12

(1) Net income and Diluted earnings per common share for the three months ended September 30, 2015 and fiscal year 2015 are net of non-GAAP adjustments to remove a discrete income tax benefit and related professional fees recognized in those periods. See separate non-GAAP disclosure for this item on page 21.
(2) Calculation variances of $0.1 million in the table above are due to rounding.
(3) Net impact on diluted earnings per share of Loss Share Contribution (non-GAAP) adjusted for rounding.

19

Reconciliation of Non-GAAP Measures

BankUnited

Tangible book value per common share and pro-forma tangible book value per common share, including the impact of estimated future contribution of Loss Share Earnings, are non-GAAP financial measures. Management believes these measures are relevant to understanding the capital position and performance of the Company. Disclosure of these non-GAAP financial measures also provides a meaningful base for comparability to other financial institutions. The following table reconciles the non-GAAP financial measurement of tangible book value per common share and pro-forma tangible book value per common share, including the impact of estimated future contribution of Loss Share Earnings, to the comparable GAAP financial measurement of book value per common share at the dates indicated.

$ in millions (except per share data); shares in thousands	Quarter Ended															
	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17
				(1)	(1)	(1)	(1)	(1)								
Total stockholders' equity	$ 1,929	$ 1,980	$ 2,015	$ 2,040	$ 2,053	$ 2,116	$ 2,146	$ 2,211	$ 2,244	$ 2,264	$ 2,331	$ 2,373	$ 2,418	$ 2,533	$ 2,581	$ 2,623
Less: goodwill and other intangible assets	69	69	69	69	68	68	79	78	78	78	78	78	78	78	78	78
Tangible stockholders' equity	1,860	1,911	1,946	1,972	1,984	2,047	2,068	2,132	2,166	2,186	2,253	2,295	2,340	2,455	2,503	2,546
Estimated future contribution of Loss Share Earnings (see calculation below)																204
Pro-forma book value with estimated future contribution of Loss Share Earnings																$ 2,750
Common shares issued and outstanding	101,013	101,664	101,651	101,666	101,657	103,414	103,476	103,530	103,626	104,149	104,167	104,141	104,167	106,839	106,801	106,822
Book value per common share	$ 19.09	$ 19.47	$ 19.82	$ 20.07	$ 20.19	$ 20.46	$ 20.74	$ 21.35	$ 21.65	$ 21.74	$ 22.38	$ 22.79	$ 23.22	$ 23.71	$ 24.16	$ 24.56
Tangible book value per common share	$ 18.41	$ 18.80	$ 19.14	$ 19.39	$ 19.52	$ 19.80	$ 19.98	$ 20.59	$ 20.90	$ 20.99	$ 21.63	$ 22.04	$ 22.47	$ 22.98	$ 23.44	$ 23.83
Pro-forma tangible book value per common share, with estimated future contribution of Loss Share Earnings																$ 25.74

Estimated Future Contribution of Loss Share Earnings	
Estimated future accretion	$ 511
Expected amortization of FDIC Indemnification Asset	(174)
Gross earnings on loss share through termination	337
Income taxes (at 39.5%)	133
Estimated Future Contribution of Loss Share Earnings	$ 204

(1) Calculation variances of $0.1 million in the table above are due to rounding.

20

Reconciliation of Non-GAAP Measures 21 Net income and earnings per diluted share excluding the impact of a discrete income tax benefit and related professional fees are non-GAAP financial measures. Management believes disclosure of these measures enhances readers’ ability to compare the Company’s performance for the quarter ended September 30, 2015 and fiscal year 2015 to other periods presented. The following table reconciles these non-GAAP financial measurements to the comparable GAAP financial measurements of net income and earnings per diluted share for the periods indicated. Quarter Ended ($ in millions, except for per share data; shares in thousands) 9/30/2015 FY 2015 (1) Net Income (GAAP) 102.3$ 251.7$ Less discrete income tax benefit (49.3) (49.3) Add back related professinal fees, net of tax of $524 0.8 0.8 53.8$ 203.1$ Diluted earnings per common share, excluding the impact of a discrete income tax benefit and related professional fees: Diluted earnings per common share (GAAP) 0.95$ 2.35$ Impact on diluted earnings per common share of discrete income tax benefit and related professional fees (non-GAAP) (0.47) (0.47) Impact on diluted earnings per common share of discrete income tax benefit and related professional fees allocated to participating securities (non-GAAP) 0.02 0.02 Diluted earnings per common share, excluding the impact of a discrete income tax benefit and related professional fees (non-GAAP) 0.50$ 1.90$ Impact on diluted earnings per common share of discrete income tax benefit and related professional fees: Discrete income tax benefit and related professional fees, net of tax (48.5)$ (48.5)$ Weighted average shares for diluted earnings per share (GAAP) 103,317 102,972 Impact on diluted earnings per common share of discrete income tax benefit and related professional fees (non-GAAP) (0.47)$ (0.47)$ Impact on diluted earnings per common share of discrete income tax benefit and related professional fees allocated to participating securities: Discr t in me t x b nefit and related professional fees, net of tax, allocated to participating securities 1.9$ 1.9$ Weighted average shares for diluted earnings per share (GAAP) 103,317 102,972 Impact on diluted earnings per common share of discrete income tax benefit and related professional fees allocated to participating securities (non-GAAP) 0.02$ 0.02$ (1) Calculation variances of $0.1 million in the table above are due to rounding.

BankUnited, Inc. November 2017